Exhibit 10.4


            SUBORDINATION AND STANDSTILL AGREEMENT (re: 6.35MM Debt)


THIS AGREEMENT is made and entered into effective as of the 30th day of May, 1997 by and between FINOVA CAPITAL CORPORATION, a Delaware corporation, successor-by-merger to Greyhound Financial Capital Corporation, an Oregon corporation ("Lender") and FAMILY BARGAIN CORPORATION, a Delaware corporation ("FBC").

R E C I TA L S:

A. Lender and General Textiles, a California corporation ("Borrower") have entered into a Loan and Security Agreement dated as of October 14, 1993, as amended to date (as amended through and including the Ninth Amendment described below, and as hereafter modified, extended, renewed or restated from time to time, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

B. FBC is an Affiliate of Borrower and is the holder of a promissory note made by Borrower in favor of FBC evidencing Borrower's obligation to repay to FBC the sum of Six Million Three Hundred-Fifty Thousand Dollars ($6,350,000) (the "6.35 MM Debt").

C. Borrower has requested that Lender make certain changes to the Loan Agreement as more fully set forth in that certain Amendment No.9 to Loan and Security Agreement of even date herewith by and between Borrower and Lender (the "Ninth Amendment").


D. As a condition to its willingness to enter into the Ninth Amendment, Lender has required that FBC subordinate FBC's interests in certain payments to be received from Borrower to the repayment by Borrower to Lender of the Total Facility, upon the terms and pursuant to the conditions herein contained.


E. In consideration of the making of the Ninth Amendment by Lender, from which FBC will benefit due to its affiliation with Borrower, FBC is willing to agree to such subordination provisions.



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NOW,  THEREFORE,  in  consideration  of the  foregoing  premises  and the mutual covenants hereinafter expressed, the parties hereto do hereby agree as follows:


1. Subordination. FBC hereby agrees that all principal, interest and other amounts payable to it from Borrower with respect to the 6.35MM Debt, including without limitation any liens, security interests, and/or claims of any kind which FBC may now have or hereafter acquire against Borrower and/or Borrower's property with respect to the 6.35MM Debt (collectively, the "Subordinated Indebtedness"), are and shall be subordinate, inferior, and subject to the claims and rights of Lender against Borrower and/or Borrower's property under the terms of any of the Loan Documents, whether direct or contingent and whether now or hereafter created.

2. Standstill. As long as any part of Borrower's obligations to Lender under the Loan Documents (including without limitation Borrower's obligation to repay in full the Total Facility) remains outstanding, FBC shall not (a) demand or accept from Borrower any payment of all or any portion of the Subordinated Indebtedness while a Default or an Event of Default exists or if a Default or an Event of Default would exist after giving effect to such payment; (b) obtain or enforce any security interest in any of the Borrower's property designed to secure payment of the Subordinated Indebtedness; (c) initiate any proceedings in arbitration, judicially, or otherwise designed to enforce payment of the Subordinated Indebtedness; or (d) take any action as a creditor which would in any manner adversely affect any or all of the liens, security interests, or claims of any kind which Lender may now have or hereafter acquire against Borrower and/or Borrower's property. FBC shall refrain from taking any action as a creditor, which is in any way inconsistent with or in derogation of this subordination or of the rights of Lender hereunder, and covenants to perform such further acts as may be necessary or appropriate to give effect to this subordination. If any portion of the Subordinated lndebtedness is paid to and received by FBC in violation of that Agreement, FBC shall promptly deliver to Lender all amounts received by it.

3. Entire Agreement. This Agreement represents the complete understanding of the parties with respect to the subject matter hereof, and may not be amended or modified except in a writing signed by all parties hereto.

4. Notices. All notices and communications under this Agreement shall be in writing and shall be (i) delivered in person, or (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or (iii) delivered by overnight express carrier, addressed in each case to FBC and Lender at their respective addresses set forth in that certain Standstill and Subordination Agreement (re: Affiliate Debt) dated as of July 11, 1994, as amended by that certain Amendment


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No. I to Standstill and Subordination Agreement (re: Affiliate Debt) dated as of
March 31, 1995 and that certain Amendment No. 2 to Standstill and Subordination Agreement (re: Affiliate Debt) dated as of July 27, 1995 (as amended to dare and as the same may hereafter be amended, modified or restated, the "Affiliate Debt Agreement").

     5. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF ARIZONA.

6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable against the respective successors and assigns of the parties hereto.

7. Jurisdiction and Venue. FBC HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY ITSELF AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF LENDER INITIATES SUCH ACTION, IN ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. FBC HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SUCH SERVICE OF THE SUMMONS AND COMPLAINT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO
SECTION 4. FBC WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD FBC AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER TRE MAILING THEREOF, FBC SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST FBC AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR FBC SET FORTH IN THIS SECTION 7 SHALL NOT DE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER9 OF ANY JUDGMENT OBTAINED IN ANY



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OTHER FORUM OR THE TAKING,  BY LENDER,  OF ANY ACTION TO ENFORCE THE SAME IN ANY
OTHER APPROPRIATE JURISDICTION.

8. Waiver of Right to Jury Trial. THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE `UNDER THIS AGREEMENT OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY


Initials of Lender: _____       Initials of FBC: ______


9. Counterparts and Titles. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument. The titles of the sections of this Agreement are for convenience only and shall not be used to interpret or construe any provision hereof.

10. Construction. This Agreement has been reviewed and negotiated by counsel for each party and no ambiguity herein shall be construed against either party based upon its having prepared the same. This Agreement is in addition to the Affiliate Debt Agreement. In the event of any conflict between the terms and provisions of this Agreement and the terms and provisions of the Affiliate Debt Agreement, each such agreement shall be construed so as to give effect to the terms and provisions of such agreement, but in all events this Agreement shall control with respect to the 6.35MM Debt.

11. Further Acts. Each party hereto shall, from time to time, do and perform such other and further acts and execute and deliver such other and further instruments as may be required or reasonably requested by the other party to establish, maintain and protect the respective rights and remedies of such other party and to carry out and effect the intents and purposes hereof.

12. Severability. If any term or provision of this Agreement, or the application thereof to any circumstance, shall be invalid, illegal or unenforceable to any extent, such term or provision shall not invalidate or render unenforceable any other term or provision of this Agreement, or the application of such term or provision to any other circumstance. To the extent permitted by law, the parties hereby waive any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.




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This  Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party effective as of the date First set forth above.

FINOVA CAPITAL CORPORATION, a Delaware corporation, successor-by-merger to Greyhound Financial Capital Corporation, an Oregon corporation


By:

Name:  Pete Martinez

Title:   Vice President

X Check here to confirm that Section 8 has been initialed.



FAMILY BARGAIN CORPORATION, a Delaware corporation


By

Name William W. Mowbray
Title:   President and Chief Executive Officer


X Check here to confirm that Section 8 has been initialed.